UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : October 25, 2005
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 1.01 Entry Into Material Definitive Agreements
Item 2.03 Creation of a Direct Financial Obligation
Item. 9.01 Exhibits
SIGNATURES
Exhibit Index
Guarantee
Issuing and Paying Agent Agreement
Commercial Paper Dealer Agreement
Commercial Paper Dealer Agreement
Commercial Paper Dealer Agreement

Item 1.01 Entry Into Material Definitive Agreements.
Item 2.03 Creation of a Direct Financial Obligation.
On October 25, 2005, we initiated a commercial paper program under which we may from time to time issue short-term unsecured notes in an aggregate amount not to exceed $1.5 billion. We anticipate that this program will allow us to obtain more favorable short-term borrowing rates than we could otherwise obtain.
In connection with the program, we entered into and an Issuing and Paying Agent Agreement with JPMorgan Chase Bank, N.A. for the facilitation of our commercial paper program and a Commercial Paper Dealer Agreement with each of J. P. Morgan Securities Inc., Goldman, Sachs & Co. and Merrill Lynch Money Markets Inc. (for notes with maturities up to 270 days ) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (for notes with maturities over 270 days up to 397 days), under which each of these banks may act as dealers of our commercial paper. Also in connection with the program, Weatherford International, Inc., one of our wholly-owned indirect subsidiaries, provided a guarantee of any commercial paper notes that we may issue. Copies of those agreements and that guarantee are filed as exhibits to this report.
JPMorgan Chase Bank, N.A. is the administrative agent for our primary revolving credit facility. From time to time, the paying agent and the dealers or their affiliates may provide investment banking services to us or may act as a lender or member of a syndicate of lenders to us.
Item. 9.01 Exhibits
(c) Exhibits
4.1 Guarantee, dated as of October 25, 2005, of Weatherford International, Inc. for the benefit of holders of any notes issued by Weatherford International Ltd., from time to time pursuant to the Issuing and Paying Agent Agreement, dated as of October 25, 2005, between Weatherford International Ltd., Weatherford International, Inc. and JPMorgan Chase Bank, National Association.
10.1 Issuing and Paying Agent Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and JPMorgan Chase Bank, National Association.
10.2 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and J. P. Morgan Securities Inc.
10.3 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and Goldman, Sachs & Co.
10.4 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and Merrill Lynch Money Markets Inc. (for notes with maturities up to 270 days ) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (for notes with maturities over 270 days up to 397 days).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: October 28, 2005	/s/ Burt M. Martin

Burt M. Martin
Senior Vice President and
General Counsel

Exhibit Index
Exhibits
4.1 Guarantee, dated as of October 25, 2005, of Weatherford International, Inc. for the benefit of holders of any notes issued by Weatherford International Ltd., from time to time pursuant to the Issuing and Paying Agent Agreement, dated as of October 25, 2005, between Weatherford International Ltd., Weatherford International, Inc. and JPMorgan Chase Bank, National Association.
10.1 Issuing and Paying Agent Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and JPMorgan Chase Bank, National Association.
10.2 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and J. P. Morgan Securities Inc.
10.3 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and Goldman, Sachs & Co.
10.4 Commercial Paper Dealer Agreement, dated as of October 25, 2005, among Weatherford International Ltd., Weatherford International, Inc. and Merrill Lynch Money Markets Inc. (for notes with maturities up to 270 days ) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (for notes with maturities over 270 days up to 397 days).